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                                                                Exhibit 99(j)(2)


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 15, 2000 in Post-Effective Amendment No. 32 to the Registration Statement (form N-1A No. 2-91373) of St Clair Funds, Inc.



                                           /s/ Ernst & Young
                                           -------------------------
                                           ERNST & YOUNG LLP


Boston, Massachusetts
April 27, 2000